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                             FORM 8-K
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934
                 Date of Report    April 12, 2002
         Date of earliest event reported   April 10, 2002
                 THE MAY DEPARTMENT STORES COMPANY
      (Exact name of Registrant as specified in its charter)
   Delaware                   I-79               43-1104396
(State or other           (Commission         (IRS Employer
jurisdiction of           File Number)        Identification No.)
incorporation)
  611 Olive Street, St. Louis, Missouri               63101
(Address of principal executive offices)           (Zip code)
       Registrant's telephone number, including area code:
                          (314) 342-6300
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Item 4.   Changes in Registrant's Certifying Accountant
     On April 10, 2002, the Board of Directors of the Registrant, upon recommendation of its audit committee, engaged Deloitte & Touche LLP ("Deloitte & Touche"), independent accountants, as the principal accountant to audit the Registrant's financial statements for fiscal year 2002. The Board of Directors decided not to reengage Arthur Andersen LLP ("Arthur Andersen") for fiscal year 2002. Arthur Andersen audited the Registrant's financial statements for fiscal years 1999, 2000 and 2001, and served as the Registrant's principal accountant since 1966.

     In connection with its audit for fiscal years 2000 and 2001, and during the subsequent interim period preceding the engagement of Deloitte & Touche, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Arthur Andersen's report on the financial statements for fiscal years 2000 and 2001 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.
     During the last two fiscal years, and during the subsequent interim period preceding the engagement of Deloitte & Touche, Arthur Andersen did not advise, and has not indicated to the Registrant that it had reason to advise, the Registrant of any reportable event, as defined in Item 304(a) of Regulation S-K of the Exchange Act.
     The Registrant has provided Arthur Andersen a copy of the foregoing disclosures. Attached as Exhibit 16.1 to this Current Report on Form 8-K is a copy of Arthur Andersen's letter, dated April 12, 2002, stating its agreement with the foregoing disclosures.
     During the last two fiscal years, and during the subsequent interim period preceding the engagement of Deloitte & Touche, the Registrant had not consulted Deloitte & Touche regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or any other matter that would be required to be reported in this Current Report on Form 8-K.
     The Registrant has greatly valued the professional services provided by Arthur Andersen since 1966.

Item 7.   Financial Statements and Exhibits.
     (c) Exhibits. The following documents are filed as Exhibits.


Exhibit No.    Exhibit
     16.1      Arthur Andersen's letter, dated April 12, 2002,
               stating its agreement with the disclosures in this Current Report on Form 8-K.



                            SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE MAY DEPARTMENT STORES COMPANY
Dated:  April 12, 2002        By:    /s/ Richard A. Brickson
                                   Richard A. Brickson
                                   Secretary and Senior Counsel
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                        INDEX TO EXHIBITS
Exhibit No.    Exhibit
     16.1      Arthur Andersen's letter, dated April 12, 2002,
               stating its agreement with the disclosures in this
               Current Report on Form 8-K.


                           EXHIBIT 16.1


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

April 12, 2002

Dear Sir/Madam:

     We have read the first four (4) paragraphs of Item 4
included in the Current Report on Form 8-K dated April 12, 2002 of The May Department Stores Company to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.


Very truly yours,
                    /s/  Arthur Andersen LLP
                         Arthur Andersen LLP


cc:  Thomas D. Fingleton
     Executive Vice President and
       Chief Financial Officer
     The May Department Stores Company


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